AMENDMENT NO. 1
TO REVOLVING CREDIT AGREEMENT

AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of March 25, 2014, among SOUTHWEST GAS CORPORATION, a California corporation (the “Borrower”), each of the lenders parties to the Revolving Credit Agreement referred to below (collectively, the “Lenders”), and THE BANK OF NEW YORK MELLON, as Administrative Agent (the “Administrative Agent”).

RECITALS

A.           The Borrower, the Lenders and the Administrative Agent are parties to the Revolving Credit Agreement, dated as of March 15, 2012 (the “Credit Agreement”), pursuant to which the Lenders agreed to make Loans to the Borrower on the terms and conditions set forth therein.  Capitalized terms used herein that are not herein defined shall have the meanings ascribed thereto by the Credit Agreement.

B.           The Borrower has requested that the Lenders agree to (i) extend the Termination Date from March 13, 2017 to March 25, 2019, (ii) amend Section 1.01(c) of the Credit Agreement in the manner set forth in this Amendment, (iii) amend the definitions of “Acquisition”, “Applicable Margin”, “Investments”, “Permitted Investments”, “Pricing Level I”, “Pricing Level II”, “Pricing Level III”, “Pricing Level IV”, “Pricing Level V” and “Pricing Level VI” in the Credit Agreement in the manner set forth in this Amendment, (iv) amend Section 2.03(e) of the Credit Agreement in the manner set forth in this Amendment, (v) amend Section 3.07 of the Credit Agreement in the manner set forth in this Amendment and (vi) eliminate the requirement contained in Section 7.01(a)(iv) of the Credit Agreement that the Borrower furnish a budget to the Lenders each year.  The Lenders are willing to so amend the Credit Agreement upon the terms and conditions herein contained.

THEREFORE, in consideration of the recitals and the terms and conditions herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is agreed that:

1.           On and as of the Amendment No. 1 Effective Date (as defined below), the Credit Agreement is hereby amended by adding in appropriate alphabetical order the following definitions in Section 1.01(c) thereof:

“Amendment No. 1” means that certain Amendment No. 1 to Revolving Credit Agreement dated as of March 25, 2014 among the Borrower, the lenders party thereto, and the Administrative Agent.

“Amendment No. 1 Effective Date” means March 25, 2014.

“Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977 and all other laws, rules, and regulations of any jurisdiction concerning or relating to bribery, corruption or money laundering.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

2.           On and as of the Amendment No. 1 Effective Date, the Credit Agreement is hereby further amended by deleting the texts of the definitions of “Acquisition”, “Applicable Margin”, “Investments”, “Permitted Investments”, “Pricing Level I”, “Pricing Level II”, “Pricing Level III”, “Pricing Level IV”, “Pricing Level V”, “Pricing Level VI” and “Termination Date” in their entirety and substituting the following therefor, respectively:

“Acquisition” means any purchase or other acquisition by the Borrower or a direct or indirect Subsidiary of the Borrower of (a) any assets of any other Person that, taken together, constitute a business unit, or (b) any capital stock of or equity interests in any other Person if, immediately thereafter, such other Person would be a direct or indirect Subsidiary of the Borrower.

“Applicable Margin” means, at any date and with respect to each Loan during which the applicable Pricing Level set forth below is in effect, the percentage set forth below adjacent to such Pricing Level:

Pricing Level	Applicable Margin	Applicable Margin
	Eurodollar Loans	ABR Loans
I	0.750%	0.000%
II	0.875%	0.000%

III	1.000%	0.000%
IV	1.125%	0.125%
V	1.250%	0.250%
VI	1.500%	0.500%

“Investments” means any direct or indirect purchase or acquisition of any obligations or other securities of, or any interest in, any Person, or any advance (other than payroll, travel and similar advances to cover matters that are expected at the time of such advance ultimately to be treated as an expense for accounting purposes and that are made in the ordinary course of business), loan, extension of credit or capital contribution to, or any other investment in, any Person including, without limitation, any Affiliates of such Person.  Notwithstanding the foregoing, any purchase, acquisition, loan, extension of credit, capital contribution to, or other investment in or payment to, any Person by the Borrower or any direct or indirect Subsidiary of the Borrower made for the purpose of consummating an Acquisition (including any investment by the Borrower in a Subsidiary if the proceeds are used (i) as purchase consideration in an Acquisition or (ii) to fund an investment by a Subsidiary in any other Subsidiary, or a series of downstream investment transactions between Subsidiaries, if the proceeds are ultimately used as purchase consideration in an Acquisition) shall not constitute an Investment.

“Permitted Investments” means (i) Investments of the Borrower in any Subsidiary for the substantially contemporaneous acquisition, improvement or lease of Property, (ii) other Investments of the Borrower in any Subsidiary in an amount not in excess of $50,000,000 in the aggregate in any fiscal year, (iii) Investments of any Subsidiary in the Borrower or any other Subsidiary, and (iv) cash Investments in (a) U.S. government and agency securities; (b) money market funds rated AA or A-1 or better by S&P and Aaa or P-1 or better by Moody’s; (c) municipal securities rated within the top two ratings by S&P and Moody’s; (d) repurchase agreements with reputable financial institutions fully secured by collateral consisting of securities described in clauses (a) and (b) above having a market value at least equal to 102% of the amount so invested; (e) bankers’ acceptances issued by a bank rated Aaa or better by Moody’s or rated AA or better by S&P and eligible for purchase by a Federal Reserve Bank; (f) interest-bearing demand or time deposits (including certificates of deposit) in banks and savings and loan associations, provided such deposits are (1) secured at all times, in the manner and to the extent provided by law, by collateral consisting of securities described in clauses (a) and (b) above having a market value of no less than 102% of the amount of moneys so invested or (2) fully insured by federal deposit insurance; (g) shares of any “regulated investment company” within the meaning of Section 851(a) of the Code, the assets of which consist only of securities or investments described in clauses (a) through (f) above; (h) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) which have been rated at least A-1 by S&P and at least P-1 by Moody’s at the time of such investment; (i) other obligations of corporations which have been rated at least AA by S&P and at least Aaa by Moody’s at the time of such investment; (j) open ended mutual funds, as regulated by Rule 2a-7 under the Investment Company Act of 1940 and whose net asset value remains a constant $1 a share; (k) investments directed by the Borrower in conjunction with industrial development revenue bonds, and (l) Subsidiaries, Affiliates and transactions permitted by Section 7.02(b).

“Pricing Level I” means at any time the Borrower’s Senior Debt Rating is (a) A+ or higher by S&P or (b) A1 or higher by Moody’s.

“Pricing Level II” means at any time the Borrower’s Senior Debt Rating is (a) A or higher by S&P or (b) A2 or higher by Moody’s, and Pricing Level I is not applicable.

“Pricing Level III” means at any time the Borrower’s Senior Debt Rating is (a) A- or higher by S&P or (b) A3 or higher by Moody’s, and Pricing Levels I and II are not applicable.

“Pricing Level IV” means at any time the Borrower’s Senior Debt Rating is (a) BBB+ or higher by S&P or (b) Baa1 or higher by Moody’s, and Pricing Levels I, II and III are not applicable.

“Pricing Level V” means at any time the Borrower’s Senior Debt Rating is (a) BBB or higher by S&P or (b) Baa2 or higher by Moody’s, and Pricing Levels I, II, III and IV are not applicable.

“Pricing Level VI” means at any time the Borrower’s Senior Debt Rating is (a) less than or equal to BBB- by S&P or (b) less than or equal to Baa3 by Moody’s, and Pricing Levels I, II, III, IV and V are not applicable.

“Termination Date” means March 25, 2019, as may be extended pursuant to Section 2.03(e), or such earlier date on which the Revolving Credit Notes shall become due and payable, whether by acceleration or otherwise.

3.           On and as of the Amendment No. 1 Effective Date, the Credit Agreement is hereby further amended by deleting “Effective Date” in Section 2.03(e) of the Credit Agreement and substituting “Amendment No. 1 Effective Date” therefor.

4.           On and as of the Amendment No. 1 Effective Date, the Credit Agreement is hereby further amended by deleting the text of the chart in Section 3.07 of the Credit Agreement in its entirety and substituting the following therefor:

“Pricing Level	Commitment Fee
I	0.075%
II	0.080%
III	0.100%
IV	0.150%
V	0.175%
VI	0.200%”

5.           On and as of the Amendment No. 1 Effective Date, the Credit Agreement is hereby further amended by deleting the text of Section 7.01(a)(iv) of the Credit Agreement and substituting “[Reserved.]” therefor.

6.           On and as of the Amendment No. 1 Effective Date, the Credit Agreement is hereby further amended by adding the following provision at the end of Section 7.02(i) of the Credit Agreement:

“Without limiting the foregoing, (i) the use of proceeds of any Loans shall not be knowingly used by the Borrower, and to the best of the Borrower’s knowledge, knowingly used by any of its Subsidiaries or its or their respective directors, officers, employees and agents, and (ii) the Borrower shall not request any Loan if, to the best of the Borrower’s knowledge, the proceeds of any such Loan will be used, in each of cases (i) and (ii), (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto.”

7.           This Amendment shall be effective as of March 25, 2014 (the “Amendment No. 1 Effective Date”), provided that each of the following conditions precedent has been fulfilled by such date:

(a)           Evidence of Action.  The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower, dated the date of this Amendment, certifying and/or attaching thereto (i) all amendments, if any, to the articles of incorporation of the Borrower since March 15, 2012, certified by the Secretary of State of California as of a recent date and by the Secretary or Assistant Secretary of the Borrower (or if there have been none, a certification to such effect) and all amendments, if any, to the bylaws of the Borrower since March 15, 2012, certified by the Secretary or Assistant Secretary of the Borrower (or if there have been none, a certification to such effect), (ii) certificates of good standing for the Borrower from each of the Secretary of State of California and the Secretaries of State of the states where the Borrower conducts its principal operations, certifying that the Borrower is in good standing in such states, such certificates to be dated reasonably near the date of this Amendment, (iii) copies of the resolutions of the board of directors of the Borrower approving and authorizing the execution, delivery and performance by the Borrower of this Amendment and (iv) the names and true signatures of the officers of the Borrower authorized to sign this Amendment and any certificates or other documents, to be delivered in connection herewith.

(b)           This Amendment.  The Administrative Agent shall have received this Amendment executed by a duly authorized officer of the Borrower, and consented to by each Lender.

(c)           Fees and Expenses.  The Borrower shall have paid (i) the reasonable fees and expenses of counsel to the Administrative Agent in connection with the preparation, negotiation and closing of this Amendment and all documents executed and delivered in connection herewith and (ii) the fees and other amounts required to be paid to the Administrative Agent and the Lenders on the Amendment No. 1 Effective Date pursuant to that certain fee letter dated as of February 28, 2014 between The Bank of New York Mellon and the Borrower.

(d)           Opinion of Counsel.  The Administrative Agent shall have received opinions of Josh Westerman, Senior Counsel of the Borrower, and Morrison & Foerster LLP, addressed to the Administrative Agent and the Lenders and dated as of the date of this Amendment, in form and substance reasonably satisfactory to the Administrative Agent.

(e)           Compliance.  After giving effect to this Amendment, (i) the Borrower shall be in compliance in all material respects with all of the terms, covenants and conditions of the Credit Documents as amended hereby, (ii) there shall exist no Default or Event of Default and (iii) the representations and warranties contained in the Credit Documents as amended hereby shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof (except to the extent that any representation or warranty speaks as of a certain date).

8.           The Borrower hereby reaffirms and admits the validity and enforceability of the Credit Documents and all of its obligations thereunder, agrees and admits that it has no defenses to or offsets against any of the obligations under the Credit Documents, and represents and warrants that (i) the Recitals to this Amendment are true and correct, (ii) there exists no Default or Event of Default and (iii) the representations and warranties contained in the Credit Documents are true and correct in all material respects on and as of the date hereof, except those representations and warranties that were made as of a specific date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date.

9.           In all other respects the Credit Agreement and the other Credit Documents shall remain in full force and effect, and no amendment of any term or condition of the Credit Agreement herein contained shall be deemed to be an amendment of any other term or condition contained in the Credit Agreement or any other Credit Document or constitute a waiver of any Default or Event of Default.

10.           The Borrower agrees to pay the reasonable fees and expenses of the Administrative Agent’s counsel in connection with this Amendment and all documents executed and delivered in connection herewith in accordance with Section 4.06(a) of the Credit Agreement.

11.           This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy or email), and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

12.           THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

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The Borrower, the Lenders and the Administrative Agent have caused this Amendment to be duly executed as of the date first above written.

SOUTHWEST GAS CORPORATION

By:	/S/ KENNETH J. KENNY
	Name:	Kenneth J. Kenny
	Title:	Vice President/Finance/Treasurer

[Signature Page to Amendment No. 1]

THE BANK OF NEW YORK MELLON, as a Lender and as Administrative Agent

By:	/S/ MARK W. ROGERS
	Name:	Mark W. Rogers
	Title:	Vice President

[Signature Page to Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/S/ JUSTIN MARTIN
	Name:	Justin Martin
	Title:	Authorized Officer

[Signature Page to Amendment No. 1]

BANK OF AMERICA, N.A., as a Lender

By:	/S/ MICHELE GORDON
	Name:	Michele Gordon
	Title:	Senior Vice President

[Signature Page to Amendment No. 1]

UNION BANK, N.A., as a Lender

By:	/S/ HARVEY HOROWITZ
	Name:	Harvey Horowitz
	Title:	VP

[Signature Page to Amendment No. 1]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/S/ KEVEN D SMITH
	Name:	Keven D Smith
	Title:	Senior Vice President

[Signature Page to Amendment No. 1]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/S/ YANN BLINDERT
	Name:	Yann Blindert
	Title:	Director

[Signature Page to Amendment No. 1]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/S/ HOLLAND H. WILLIAMS
	Name:	Holland H. Williams
	Title:	VP and Portfolio Manager

[Signature Page to Amendment No. 1]

THE NORTHERN TRUST COMPANY, as a Lender

By:	/S/ M. SCOTT RANDALL
	Name:	M. Scott Randall
	Title:	The Northern Trust Company